Exhibit 99.1

 Raymond James Emerging Bank Symposium  September 2017  Nasdaq: CUBN

 Safe Harbor Statements  Forward Looking StatementsAll statements, other than statements of historical fact, included in this presentation are statements of “forward-looking statements” by Commerce Union Bancshares, Inc. (“Commerce Union”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Commerce Union of the proposed merger of Commerce Union and Community First, Inc. (“Community First”), Commerce Union’s future financial and operating results (including the anticipated impact of the proposed merger of Commerce Union and Community First on the combined company’s earnings per share and tangible book value) and Commerce Union’s plans, objectives and intentions.All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Commerce Union and Community First to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, these specifically described in Item 1A of Part I of Commerce Union’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as the following: (1) the risk that Commerce Union may not enter into the proposed merger with Community First, (2) the risk that the cost savings and any revenue synergies from the proposed merger of Commerce Union and Community First (if it is consummated) may not be realized or take longer than anticipated to be realized, (3) the ability of Commerce Union and Community First to meet expectations regarding the timing and completion and accounting and tax treatment of the proposed merger, (4) the effect of the announcement of the proposed merger on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers), (5) the risk that integration of Community First’s operations with those of Commerce Union will be materially delayed or will be more costly or difficult than expected, (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (7) the amount of the costs, fees, expenses, and charges related to the proposed merger, (8) reputational risk and the reaction of the parties’ customers, suppliers, employees or other business partners to the proposed merger, (9) the failure of the closing conditions to be satisfied, or any unexpected delay in closing the proposed merger, (10) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by Commerce Union’s issuance of additional shares of its common stock in the proposed merger and the private placement, (12) the possibility that our asset quality will decline or that we experience greater loan losses than anticipated, (13) the potential for increased levels of other real estate, primarily as a result of foreclosures, (14) the impact of liquidity needs on our results of operations and financial condition, (15) competition from financial institutions and other financial service providers, (16) economic conditions in the local markets where we operate, (17) our ability to retain the services of key personnel, (18) our ability to adapt to technological changes, (19) the risks that our cost of funding could increase, (20) negative developments in our mortgage banking services, including declines in our mortgage originations or profitability due to rising interest rates and increased competition and regulation, our or third parties’ failure to satisfy mortgage servicing obligations, and the possibility that we are required to repurchase mortgage loans or indemnify buyers of mortgage loans, (21) our ability to monitor the performance of third party service providers that provide material services to our business, (22) system failures, data security breaches, including as a result of cyber-attacks, or failures to prevent breaches of our network security, (23) fluctuations in the securities markets and their impact on the securities held in our securities portfolio, and (24) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in Commerce Union’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the SEC and available on the SEC’s website at http://www.sec.gov. Commerce Union believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Commerce Union disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

 Safe Harbor Statements  Notice to prospective investorsThe information contained herein is a summary and it is not complete. It has been prepared for use only in connection with a private placement (the “Placement”) of securities (the “Securities”) of Commerce Union. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in a private placement exempt from registration under the Securities Act and other applicable securities laws, and may not be re-offered or re-sold absent registration or an applicable exemptions from the registration requirements. The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.The information contained herein is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of Commerce Union and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in Commerce Union’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither Commerce Union nor any of its affiliates undertakes any obligation to update or revise this presentation. Commerce Union anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information, and complete your own due diligence review concerning Commerce Union and the Placement prior to entering into any agreement to purchase Securities. By accepting delivery of the information contained herein, you agree to undertake and rely on your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding Commerce Union and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters.Commerce Union shall not have any liability for any information included herein or otherwise made available in connection with the Placement, except for liabilities expressly assumed by Commerce Union in the securities purchase agreement and the related documentation for each purchase of Securities.The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or other jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. Commerce Union does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws.THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

 Safe Harbor Statements  Non-GAAP Financial MeasuresThis investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and, therefore, are considered non-GAAP financial measures. Commerce Union’s and Community First’s management use these non-GAAP financial measures in their analysis of the performance, financial condition, and efficiency of operations of their respective entities. Management of Commerce Union believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.This presentation contains certain non-GAAP financial measures, including, without limitation, tangible assets, tangible book value, tangible common equity, return on average tangible common equity, tangible common equity to assets, efficiency ratio, core income return on average assets, and core income return on average equity. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this presentation.

 Company Overview  September 2017

 Company Timeline  Source: SNL Financial        2006  2014  2015  2017    8/14/2006Commerce Union Bank established  4/1/2015CUBN and Reliant close merger  4/28/2014CUBN and Reliant announce merger  7/7/2015CUBN stock begins trading on Nasdaq  3/6/2017Opens Green Hills branch in Davidson County      Total Assets($mm)  Reliant Bank  Commerce Union Bank    2012  2013  2014  2015  2016  Q2 ‘17  2011  2010  2009  2008  2007  2006      $385  $385  $450  $363  $379  $382  $317  $205  $111  $232  $253  $296  $209  $187  $148  $133  $98  $35    $876  $912  $1,004          2/21/2017Expansion into Chattanooga      1/9/2006Reliant Bank established  6/30/2017$1 billion in assets    8/23/2017Announced Merger with Community First & $25 million Private Placement

 Reliant Bank Franchise Overview  Source: SNL Financial Financial data as of or for the three months ended 6/30/17; ownership data as of 7/31/17; pricing data as of 8/30/17Note: CUBN reserves / loans excludes mortgage loans held for saleThe Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the “Nashville MSA”)Community bank defined as institutions with total assets less than $10 billionRefer to appendix for “Reconciliation of non-GAAP financial measures”   Q2 ‘17 Financial Summary    Full Service Branch (8)Mortgage LPO (1)LPO (2)        Commercially oriented bank headquartered in Brentwood, Tennessee Focused on fast growing Middle Tennessee markets coupled with recent expansion into Chattanooga, Tennessee14th largest bank by deposits in the Nashville MSA(1) and 6th largest community bank(2) by deposits headquartered in the Nashville MSAConcentrated on building banking relationships; 80% of top 50 loan relationships have related deposits at the bankExperienced management team with extensive local market knowledge12.5% insider ownership amongst management and the board of directors  Key Franchise Highlights                                Branch Network    HAMILTON  Chattanooga

 Experienced Management Team  Source: SNL Financial* Denotes years at CUBN or Reliant Bank  DeVan D. Ard, Jr.Chairman, President & CEO  Former Area Executive in Middle Tennessee at AmSouth BankFounder of Reliant Bank in 2006 35 years of banking experience / 12 years at CUBN* / 18 years in Middle TN  James Daniel Dellinger CFO & Head of Investor Relations  Former Chief Financial Officer at Premier Bank of BrentwoodFormer Chief Financial Officer at Erwin National Bank25 years of banking experience / 12 years at CUBN* / 20 years in Middle TN  Alan MimsExecutive VP, CRO  Executive Vice President – Chief Risk Officer since April 2017Former Senior Examiner and Case Manger for the Federal Reserve Bank of Atlanta28 years of banking experience / 1 year at CUBN* / 1 year in Middle TN  Gene WhittleExecutive VP, CCO  Eddie GammonExecutive VP, Director of Operations  Kim YorkExecutive VP, CSO  John R. WilsonExecutive VP, CLO  Executive Vice President – Chief Credit Officer since 2010Former Executive Vice President and Chief Credit Officer at Avenue Bank40 years of banking experience / 7 years at CUBN* / 37 years in Middle TN  Executive Vice President – Director of Operations since March 2016Former Senior Vice President of Operations at IBERIABANKFormer Senior Vice President – Director of Deposit Operations at Avenue Bank32 years of banking experience / 1 year at CUBN* / 2 years in Middle TN  Executive Vice President – Chief Loan Officer Former Spring Hill Market President for Cumberland Bank28 years of banking experience / 11 years at CUBN* / 28 years in Middle TN  Executive Vice President – Chief Strategy Office since March 2017Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union22 years of banking experience / 1 year at CUBN* / 22 years in Middle TN

 Brand Standards Critical to Our Success  Integrity TrustResponsivenessDependability Individual Service ProgressivenessCommunity

 Nashville Deposit Market Share  Dollars in millionsSource: SNL Financial, FactSet Research Systems, Inc., Company documentsDeposit market share data as of 6/30/16; financial data as of or for the three months ended 6/30/17; pricing data as of 8/30/17Note: CUBN reserves / loans excludes mortgage loans held for saleCommunity bank defined as an institution with less than $10 billion in total assetsRefer to appendix for “Reconciliation of non-GAAP financial measures”; CUBN efficiency ratio bank only excluding mortgage segmentCore Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairmentNet interest margin for CUBN is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets Projected household income deposit weighted by county  Top 25 Deposit Market Share  Limited universe of public institutions with materially all of their franchise in the Nashville MSA  Comparable Nashville Only Public Institutions

 Nashville MSA Demographics  Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of CommerceCUBN deposit data weighted by county   Nashville Market Highlights    2022 Median Household Income (HHI) ($)  ‘17 – ‘22 Projected HHI Growth (%)  ‘17 – ‘22 Projected Population Growth (%)  ScaleThe Nashville MSA is expected to surpass the current size of Austin, Charlotte, Portland, and Denver regions by 2035, with a population of 2.6 millionThe Nashville MSA is the 8th largest Southeast metropolitan area with a population exceeding 1.8 million as of July 2016Population grew approximately 11.6% from 2010 through 2016 at 1.85% annually Unemployment rate of 2.9% is below the national average of 4.1% as of April 2017Median household income growth of 16.5% from 2000-2012Strong Business EnvironmentRanked 4th in “The Best Big Cities for Jobs 2016” 4th on Forbes’ list of top cities for technology jobs and white collar job growth (2016)Ranked 1st on Brookings Institution’s list for city and state job growth in advanced industries (2016)Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, and Ford Motor CreditPassionate Sports Fan Base Nashville PredatorsTennessee Titans     (1)  (1)  (1)

 Lending Platform  Dollars in millionsSource: SNL Financial, Company documentsData as of or for the three months ended 6/30/17Note: Loan portfolio composition utilizes call report categories based on collateral typeBased upon borrower address  % of Loans by Market (1)  Gross Loans Portfolio Composition  Loans Held for Investment ($mm)  CAGR: 12.0%

 Diversified C&D and CRE Loan Portfolios  Data as of 6/30/17Percentages shown on pie charts total 100% and are based upon book balances as of 6/30/17 Based upon non-owner occupied CRE portfolio as of 6/30/17   Commercial Real Estate Portfolio (1)  C&D Portfolio

 Asset Quality  Data as of or for the three months ended each respective quarterData has been annualized  Nonperforming Assets  Net Charge Offs (recoveries) / Average Loans (%) (1)

 Deposit Portfolio  Dollars in millionsData as of or for the three months ended the date indicated  Deposit Composition – 6/30/17  Non-Interest Bearing Deposit Growth  Deposit Growth & Cost of Deposits (%)

 Core ROAA (1) (%)  Historical Profitability Trends   Source: SNL Financial Data as of or for the three months ended each respective quarterCore Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment; refer to appendix for “Reconciliation of non-GAAP financial measures”Net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets Per segment reporting; excludes impact of mortgage joint venture; refer to appendix for “Reconciliation of non-GAAP financial measures”  Retail Banking Non-Interest Income (3) / Average Assets (%)  Reported NIM (2) (%)  Retail Banking Non-Interest Expense (3) / Average Assets (%)

 Capital & Liquidity Position  Source: SNL FinancialData as of or for the three months ended each respective quarterRefer to appendix for “Reconciliation of non-GAAP financial measures”   TCE / TA (1) (%)  Gross Loans / Deposits (%)  Leverage Ratio (%)  Total Risk Based Capital Ratio (%)

 Merger of Commerce Union Bancshares, Inc. & Community First, Inc.  September 2017

 Transaction Rationale  Both parties view the merger as strategically compellingCreates the 4th largest bank headquartered in the Nashville MSA(1) Both management teams to have roles in combined franchiseOperate as one bank with one brand as Reliant BankLeverage strengths of both companiesImproved financial position of combined companyExpansion of funding platform and improved liquidity positionStronger profitability levels and lower efficiency ratioImmediately accretive to EPS, with no tangible book value dilution, inclusive of this capital raiseReduces C&D and CRE loan concentration ratios, inclusive of this capital raiseRisk mitigantsIn-Market acquisition with like-minded community bankPro forma capital ratios exceed “well capitalized” and loan concentrations below regulatory guidelinesExtensive due diligence and conservative credit mark Acquisition experience  Source: SNL Financial Deposit data as of 6/30/16Based upon deposit market share; the Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the “Nashville MSA”)

 Overview of Transaction Terms  At closing and pending CUBN shareholder approval, holding company name will be changed to Reliant Bancorp, Inc.Based on CUBN’s closing price of $24.47 as of 8/15/17Assumes 5,025,199 common shares of Community First outstanding as of 6/30/17Assumes 7,839,562 common shares of CUBN outstanding as of 6/30/17Excludes impact of capital raise  Commerce Union Bancshares, Inc. (Nasdaq: CUBN) / Community First, Inc. (“Community First”)  100% stock  0.481 shares of CUBN stock per Community First common share  $11.77  $59.1 million  186%  Reliant Bancorp, Inc. (Nasdaq: RBNC)  CUBN 76.5% / Community First 23.5%   First quarter of 2018  Acquirer / Target  Consideration Mix  Implied Deal Value per Share (2)  Exchange Ratio  Implied Aggregate Deal Value (2) (3)  Price / Tangible Book Value (%)  Proposed Holding Company Name (1)  Pro Forma Ownership (3) (4) (5)  Expected Closing  3 directors from Community First to join the combined company board of directors, including Louis E. Holloway, Robert E. “Brown” Daniel, and Rusty Vest  Board Seats  Community First’s CEO, Louis E. Holloway, to be named Chief Operating Officer of combined company  Community First Management  Customary regulatory approvals and shareholder approvals from both CUBN & Community First  Required Approvals

 Overview of Community First, Inc.  Dollars in millionsSource: SNL FinancialData as of or for the three months ended 6/30/17; deposit market share data as of 6/30/16; ownership data as of 4/3/17Note: regulatory capital ratios bank levelNote: Core deposits defined as total deposits less jumbo time deposits greater than $250,000Refer to appendix for “Reconciliation of non-GAAP financial measures”   Headquartered in Columbia, Tennessee with 7 branches across the Nashville MSAFounded in 1999Largest bank by deposits in Hickman countySecond largest bank by deposits in Maury county 42% insider ownership amongst management and the Board of Directors  Key Franchise Facts  Financial Highlights                            65            40            24  Brentwood   Branches (7)

 Improvement in Community First’s Loan Portfolio  Source: SNL FinancialData as of or for the twelve months ended for each respective year; Q1 ‘17 and Q2 ’17 data as of the three months ended 3/31/17 and6/30/17, respectivelyNote: NPAs defined as nonaccrual loans and leases, renegotiated loans and leases and other real estate owned   Loan Portfolio  June 30, 2017  Total Loans: $448 million  December 31, 2007  Total Loans: $308 million  Consistent Reduction in Problem Credits Since 2011  NPAs ($mm)  NCOs ($mm)

 Creating Nashville’s Local Bank  Source: SNL FinancialDeposit data as of 6/30/16  Deposit Market Share by County                                                                              RUTHERFORD  CHEATHAM  DICKSON  MONTGOMERY  WILSON                                                  ROBERTSON#5  WILLIAMSON#7  MAURY#2  HICKMAN#1  SUMNER#10  DAVIDSON#26  Nashville, TN MSA Deposit Market Share  Top 10 deposit market share rank in 5 out of 6 counties of operation  Nashville, TN MSA

 Superior Franchise Demographics  ~76% of our combined franchise is projected to have population growth greater than the Nashville MSA~89% of our combined franchise is projected to have population growth greater than the entire state of Tennessee and the United States  Source: SNL FinancialDeposit data as of 6/30/16Demographic data deposit weighted by county Southeast includes the following states: Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia  2022 Projected Median Household Income (HHI) ($)  ‘17 – ‘22 Projected Median HHI Growth (%)   (1)  (1)  (2)  (1)  (1)  (2)  (1)  (1)  (2)

 Extensive Due Diligence Conducted  Close coordination with Community First’s management team in all aspects of strategy and operationsRisk management analysis done by Commerce Union’s senior management, including CEO, President, CFO, CCO, Director of Operations, CRO, CLO, and CSOComprehensive credit review of Community First’s loan portfolio, utilizing both internal and external resourcesAll performing loans with exposure greater than $1,000,000Internally classified loans (Special Mention or worse) with exposure greater than or equal to $500,000Loans deemed impaired by Community First with exposure equal to or greater than $100,000 but less than $1,000,000In total, 57% of the loan portfolio by total loan amounts was reviewedAll OREO properties individually evaluated for impairmentKnown material environmental issues are being addressedThorough balance sheet and liquidity analysis 3rd party accounting firm completed thorough analysis on Community First’s $9.8 million net deferred tax assetExpect no impairment of Community First’s deferred tax asset under Section 382Expect $2 million DTA impairment related to state net operating losses due to loss of target’s charter

 Community First’s Core Earnings Capacity  Baseline earnings of $4.6 millionExcludes revenue synergies opportunitiesExcludes ability to leverage excess liquidity of a 72% loan / deposit ratio   Source: SNL Financial Data for the twelve months ended 6/30/17 Note: After tax (“AT”), based upon a 35% federal corporate tax rateBased on Community First’s reported LTM non-interest expense of $14.0 million (normalized to exclude OREO expenses), inclusive of 100% realization for illustrative purposes  LTM Core Earnings Reconciliation ($mm)  (1)

 Key Transaction Assumptions  Cost Savings  Transaction Expenses  Estimated one-time transaction expenses of $4.5 million (after-tax)  Loan Mark  Gross loan mark of $7.1 million (2.25% of gross loans)  Estimated noninterest expense savings of 27.5%75% realization during 2018100% achieved in 2019 and thereafter  CDI  Core deposit intangible of 1.50% of transaction accounts; amortized straight-line over 10 years  Other Marks  $4.5 million write up to trust preferred securities$1.1 million mark on OREO (~38%)  Revenue Synergies  None modeled; although significant opportunities identified  Deferred Tax Asset Impact  $2 million impairment to Community First’s DTA

 Static Pro Forma Balance Sheet

 Estimated Pro Forma Financial Metrics  Estimated financial impact is presented solely for illustrative purposes. Includes purchase accounting marks, deal related expenses and capital raiseBank level total capital  Key Transaction Impacts to CUBN (1)    2018 & 2019 EPS Impact  IRR  Initial Tangible Book Value Impact  Tangible Book Value Earnback Period   Pro Forma at Close (1)  TCE / TA  Leverage Ratio  Common Equity Tier 1 Ratio  Tier 1 Ratio  Total Risk-Based Ratio  C&D / Total Capital  CRE / Total Capital  Capital Ratios  Loan Concentration (2)  Low Double-Digit Accretion   Low Single-Digit Accretion  Exceeds Internal Thresholds  Exceeds Internal Thresholds  Mid Single-Digit Dilution  Slight Accretion  < 3.5 years  None  8.6%  10.0%  9.1%  10.5%  10.8%  12.7%  11.5%  13.4%  12.3%  14.2%  102%  88%  265%  229%  Scenarios:  Scenarios:  M&A  M&A  M&A + Capital  M&A + Capital

   CUBN Branches (8)Community First Branches (7)CUBN Mortgage LPO (1)CUBN LPO (2)          Combined Company Overview      Pro Forma at Close   Estimated financial impact is presented solely for illustrative purposes. Includes purchase accounting marks, deal related expenses and capital raise                MONTGOMERY  ROBERTSON  SUMNER  WILSON  RUTHERFORD  MAURY  HICKMAN  WILLIAMSON  DICKSON  CHEATHAM  Clarksville  Springfield  Gallatin  Murfreesboro  Brentwood  Columbia  Dickson  AshlandCity  Nashville        Franklin    DAVIDSON                                  Pro Forma Footprint      24  40  65                                      HAMILTON  Chattanooga      Lebanon

 Summary  Ideal combination of strategic and financial attractiveness to all partiesWill create long-term value for both Commerce Union & Community First shareholdersCreates an incredibly valuable Tennessee bankConcentration in one of the most attractive metropolitan markets of NashvilleIncreasing exposure into the Chattanooga marketExperienced management team and dedicated board of directors with ties to the local communityPro forma organization combines individuals from both Commerce Union & Community FirstCombined company offers enhanced growth and profitability outlookLower risk, given in-market acquisition and significant due diligence Positions company well for the future

 Appendix  September 2017

 Pro Forma Loan Portfolio (GAAP)    Dollars in millions Source: SNL Financial Data bank level as of or for the three months ended 6/30/17(1) Excludes purchase accounting adjustments  Yield on Total Loans: 4.73%  Yield on Total Loans: 4.89%  CUBN  Community First  Pro Forma (1)

 Pro Forma Deposit Portfolio (GAAP)  CUBN  Dollars in millionsSource: SNL Financial and Call ReportData as of or for the three months ended 6/30/17  Community First  Pro Forma  Cost of Total Deposits: 0.53%  Cost of Total Deposits: 0.57%

 Reliant Bank’s Mortgage Banking Business  Dollars in thousandsData for three months ended the date indicatedSource: SNL Financial, Company Documents  Retail and Mortgage Banking Segment Reporting  Governance Rights (%)  Profit Distribution Pre-Breakeven  Profit Distribution Post-Breakeven  In 2011, Reliant Bank established a joint venture under the name Reliant Mortgage Ventures, LLC in which the following agreements hold: Reliant Bank maintains 51% governance rights of the mortgage companyThe minority owner receives 70% of the total profits from the mortgage company, while Reliant receives 30% of the profits; Reliant receives no profits until the minority owner recovers all losses incurredNo mortgage banking income recognized for the three months ended 6/30/16 and 6/30/17 is a result of the joint venture Current cumulative total losses equal $4.2 millionThe minority owner is responsible for 100% of the mortgage venture’s operational and credit losses

 Historical Financials  Source: SNL Financial, Company documentsDollars in thousands except per share data Refer to “Reconciliation of non-GAAP financial measures” CUBN net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets

 Revenue Growth and Profitability     (Thousands except share amounts)   Q2 ‘17   Q1 ‘17   Change(%)   Q2 ‘16   Change(%)  Net income attributable to common shareholders  $2,187   $2,058   6.3%  $2,360   (7.3%)  Fully diluted EPS (as reported)  0.28  0.26   7.7  0.31  (9.7)  Fully diluted EPS (as adjusted)  0.28  0.26  7.7  0.23  21.8  Net interest income (as reported)  8,503  7,971  6.7  8,692  (2.2)  Net interest income (as adjusted)  8,378  7,853  6.7  7,631  9.8  Net interest margin ( as reported)  4.01%  4.01%   -  4.33%  (32BP)  Net interest margin ( as adjusted)  3.96  3.96  -  3.91  5BP  Provision for loan losses  $245  $410   (40.2)  $450   (45.6)  Non-interest income  1,231  1,139  8.1  2,510  (51.0)  Non-interest expense  7,268  6,869  5.8  8,027  (9.5)

 Adjusted Net IncomeAttributable to Common Shareholders, Per Diluted Share      Q2 ‘17   Q1 ‘17   Change(%)   Q2 ‘16   Change(%)  Net income attributable to common shareholders, per diluted share  $0.28   $0.26  7.7%  $0.31  (9.7%)  Purchase accounting adjustments  -  -   -  (0.03)  -  Interest income recognized on payoff of purchased credit impaired loan  -  -   -  (0.05)  -  Adjusted net income attributable to common shareholders, per diluted share  $0.28   $0.26  7.7%  $0.23  21.8%

  (Thousands)   Q2 ‘17   Q1 ‘17   Change(%)   Q2 ‘16   Change(%)  Net Interest Income  $8,503  $7,971  6.7%  $8,692  (2.2%)  Purchase accounting adjustments  (125)  (118)   -  (442)  -  Interest income recognized on payoff of purchased credit impaired loan  -  -   -  (619)  -  Adjusted net interest income  $8,378   $7,853  6.7%  $7,631  9.8%  Adjusted net interest margin  3.96%  3.96%  -  3.91%  5BP  Adjusted Net Interest Margin

 Reconciliation of Non-GAAP Financial Measures  Assumes a 35% tax rate

 Reconciliation of Non-GAAP Financial Measures (cont.)  Assumes a 35% tax rate

 Reconciliation of Non-GAAP Financial Measures (cont.)  Assumes a 35% tax rate

 Reconciliation of Non-GAAP Financial Measures (cont.)  Assumes a 35% tax rate

 Reconciliation of Non-GAAP Financial Measures (cont.)

 Reconciliation of Non-GAAP Financial Measures (cont.)

 Reconciliation of Non-GAAP Financial Measures (cont.)

 Reconciliation of Non-GAAP Financial Measures (cont.)  Excludes impact of mortgage joint venture

 Reconciliation of Non-GAAP Financial Measures (cont.)  Excludes impact of mortgage joint venture

 Reconciliation of Non-GAAP Financial Measures (cont.)

 Reconciliation of Non-GAAP Financial Measures (cont.)  Source: SEC Filings Assumes a 35% tax rate

 Reconciliation of Non-GAAP Financial Measures (cont.)  Source: SEC FilingsAssumes a 35% tax rate